UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

CV SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54677	80-0944970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9530 Padgett Street, Suite 107 San Diego, California		92126
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 290-2157

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 5.07 is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2026, CV Sciences, Inc. (the "Company") held the 2026 Annual Meeting in a virtual format. At the close of business on April 6, 2026, the record date for the 2026 Annual Meeting, there were 193,458,420 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Company.

At the 2026 Annual Meeting, 116,234,784 of the 193,458,420 outstanding shares of common stock entitled to vote, or approximately 60.1%, were represented by proxy at the meeting, and, therefore, a quorum was present. The proposals voted on at the 2026 Annual Meeting are more fully described in Proxy Statement, which is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the 2026 Annual Meeting were as follows:

Proposal 1 - Election of Directors

The Company's stockholders elected three directors, each to serve until the Company's next Annual Meeting of Stockholders or until his successor is duly elected and qualified, subject to prior death, resignation or removal, as set forth below:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Dr. Jamie Corroon	39,505,495	3,183,772	1,078,738	72,466,779
Joseph Dowling	37,674,977	4,813,319	1,279,709	72,466,779
Bill McCorkle	22,671,092	3,928,542	17,168,371	72,466,779

Proposal 2 - Reverse Stock Split

The Company's stockholders did not approve the Company's proposal to amend its Certificate of Incorporation, as amended to effect, at the discretion of the Board of Directors, a reverse stock split of all outstanding shares of common stock at a ratio of not less than 1-for-10 and not greater than 1-for-800, such ratio to be determined by the Board of Directors at any time before May 30, 2029, without further approval or authorization from its stockholders, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
48,496,747	59,628,926	8,109,111	-

Proposal 3 - Ratification of Selection of Independent Registered Public Accounting Firm

The Company's stockholders ratified Haskell & White LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
102,384,289	12,488,529	1,361,966	-

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV SCIENCES, INC.

Date: June 4, 2026	By:	/s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer